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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 2, 1999

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                                 INCOMNET, INC.

               (Exact Name of Registrant as Specified in Charter)

        CALIFORNIA                 0-12386                  95-2871296
     (State or Other             (Commission              (IRS Employer
        Jurisdiction             File Number)          Identification No.)
    of Incorporation)

  2801 MAIN STREET, IRVINE, CALIFORNIA                   92614
(Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (949) 251-8000

      20501 VENTURA BOULEVARD, SUITE 265, WOODLAND HILLS, CALIFORNIA 91364

         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 3.  BANKRUPTCY.

    On September 2, 1999, Incomnet, Inc. and its wholly owned subsidiary Incomnet Communications Corporation each filed for voluntary petitions for protection under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the Central District of California, Santa Ana Division.

    A copy of Incomnet's press release related to the foregoing matter has been filed with the SEC as an exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c) EXHIBITS.

    The following exhibits are filed with this Current Report on Form 8-K:

 EXHIBIT
 NUMBER    DESCRIPTION
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
    99.1   Text of Press Release issued by Incomnet on September 2, 1999.

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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INCOMNET, INC.
                                          A CALIFORNIA CORPORATION

                                          By:       /s/ STEPHEN A. GARCIA
                                          --------------------------------------

                                                    Stephen A. Garcia
                                                    VICE PRESIDENT AND
                                                 CHIEF FINANCIAL OFFICER

Date: September 22, 1999

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